SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “Commission”) in order to amend the following Current Reports on Form 8-K of Diodes Incorporated (the “Company”):

•

Current Report on Form 8-K filed by the Company with the Commission on November 25, 2015 (the “November 25 Form 8-K”) regarding the completion of the acquisition of Pericom Semiconductor Corporation (the “Pericom acquisition”);

•

Current Report on Form 8-K/A filed by the Company with the Commission on February 10, 2016 (the “February 10 Form 8-K/A”) that amended the November 25 Form 8-K and provided , in accordance with Item 9.01(a)(4) of Form 8-K, the historical audited financial information and unaudited pro forma financial information required to be filed in connection with the Pericom acquisition;

•

Current Report on Form 8-K filed by the Company with the Commission on February 16, 2016 (the “February 16 Form 8-K”) that furnished the press release announcing the Company’s financial results at, and for the quarterly period and fiscal year ended, December 31, 2015; and

•

Current Report on Form 8-K filed by the Company with the Commission on February 22, 2016 (the “February 22 Form 8-K”) that furnished the transcript of the conference call that discussed the Company’s financial results at, and for the quarterly period and fiscal year ended, December 31, 2015, and the Company’s updated corporate presentation slides.

This Current Report on Form 8-K/A is also being filed in order to furnish the New Release (as defined below).

Item 2.02	Results of Operations and Financial Condition.

On March 11, 2016, the Company issued a press release (the “New Release”) and updated corporate presentation slides (the “New Slides”), in each case, revising its financial results at, and for the quarterly period and fiscal year ended, December 31, 2015, which financial results had been (1) announced in a press release dated February 16, 2016, (the “Old Release”) which was furnished with the February 16 Form 8-K being amended hereby, (2) discussed in a conference call held on February 16, 2016, the transcript of which (the “Transcript”) was furnished with the February 22 Form 8-K being amended hereby, and (3) included in the Company’s updated corporate presentation slides (the “Old Slides”), which were furnished with the February 22 Form 8-K being amended hereby. A copy of the New Release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated herein by reference. A copy of the New Slides are attached as Exhibit 99.2, and the information contained in Exhibit 99.2 is incorporated herein by reference. Any and all references in the New Release and the New Slides to the Company’s business outlook are intended to be within the safe harbor provided by the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act

In the New Release, the Company utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing the Company’s operating results in a manner that enables investors to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these non-GAAP measures for the same purpose. The Company believes that investors should have access to the same set of tools that management uses in analyzing results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results and may differ from similar measures used by other companies. See Exhibit 99.1 for a description and reconciliation with GAAP of the non-GAAP measures used.

The Old Release, the Transcript and the Old Slides provided an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Act as comprising forward looking statements within the meaning of the Act, and the information in the New Release and the New Slides does not affect that forward looking business outlook.

The information furnished in this Item 2.02, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 7.01	Regulation FD Disclosure.

The transcript of the earnings conference call (the “Transcript”) furnished as Exhibit 99.1 to the February 22 Form 8-K contained information that has been superseded by the New Release and should be read, if at all, in conjunction with the New Release. The Transcript also provided an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Act as comprising forward looking statements within the meaning of the Act and the information in the New Release and the New Slides does not affect that forward looking business outlook.

Item 8.01	Other Events.

The copy of the Company’s corporate presentation slides attached as Exhibit 99.2 to the February 22 Form 8-K (the “Prior Slides”) contained information that has been superseded by the New Slides attached as Exhibit 99.2 to this report and the Prior Slides should be viewed, if at all, in conjunction with the New Release and the New Slides. To the extent that the New Slides explicitly or implicitly refer to the Company’s business outlook, any such reference is intended to be within the safe harbor provided by the Act as comprising forward looking statements within the meaning of the Act.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The following pro forma financial information and related notes are filed herewith as Exhibit 99.3 and shall be deemed to amend and restate in their entirety the pro forma financial information and related notes which were filed as Exhibit 99.3 to the February 10 Form 8-K/A:

•	Unaudited pro forma condensed combined balance sheet as of September 30, 2015 and accompanying explanatory notes;

•	Unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2014 and accompanying explanatory notes; and

•	Unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2015 and accompanying explanatory notes.

The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Company completed the Pericom acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the consolidated company.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated March 11, 2016

99.2	Updated corporate presentation slides

99.3	Unaudited pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2016	DIODES INCORPORATED

	By	/s/ Richard D. White
Richard D. White
Chief Financial Officer